EXHIBIT 10.27





                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                              ---------------------


$
  -------------------


                                                                Philadelphia, PA
                                                                          , 1995


     FOR VALUE RECEIVED and intending to be legally bound, the undersigned,
                                                                            ----
                     ("Borrower"), promises to pay, in lawful money of the
- --------------------
United States to the order of           ("Lender"), at the offices of *
                              ---------
(or at such other address as Lender may designate to Borrower as permitted under the Loan Agreement), the maximum aggregate principal sum of
                   ($                ) Dollars or such lesser sum which
- ----------------    ---------------
represents the outstanding balance of Lender's Pro Rata Percentage of the aggregate outstanding principal balance of all Revolving Credit Loans advanced to the Borrower pursuant to the provisions of that certain Amended and Restated Senior Loan andSecurity Agreement dated of even date herewith, among Borrower,
                    ,                       , *, as Agent  ("Agent") and Lender
- -------------------- ----------------------
and the other financial institutions named therein (as it has been and may hereafter be supplemented, amended, extended or replaced from time to time, the Loan Agreement). The outstanding principal balance hereunder shall be payable pursuant to the terms of the Loan Agreement. The actual amount due and owing from time to time hereunder shall be evidenced by Agent's records of receipts and disbursements with respect to the Revolving Credit Loans, which shall be conclusive evidence of such amount, absent manifest error. All terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

     Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in Sections 2.4 and, as applicable, 2.5(c) and (d) of the Loan Agreement. Interest shall be calculated as set forth in Section 2.5(a) of the Loan Agreement, and shall be due and payable on the dates and otherwise in accordance with the terms of the Loan Agreement. In no event shall the amount of interest paid or agreed to be paid to Lender hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In such event, the interest rate shall automatically be reduced to the maximum rate permitted by such law and Lender (or Agent on Lender's behalf ) may set off any excess received against other Obligations which are then due, any additional amounts shall be refunded to Borrower.

* Confidential Treatment Requested.

     This Revolving Credit Note is one of those certain Revolving Credit Notes referred to in the Loan Agreement and other Loan Documents. This Revolving Credit Note ("Note~) amends and restates (but does not extinguish the
indebtedness evidenced by) that certain Revolving Credit Note dated            .
                                                                    ----------

     This Note shall evidence Borrower's unconditional obligations to repay the outstanding balance of Lender's Pro Rata Percentage of the aggregate outstanding principal balance of all Revolving Credit Loans made to Borrower, with interest thereon and Expenses in connection therewith. If Borrower fails to make any payment required hereunder or if an Event of Default occurs under the Loan Agreement, Agent shall thereupon have the option at any time and from time to time, and the SuperMajority Lenders may, pursuant to the terms of the Loan Agreement, direct Agent, to declare the unpaid principal balance of this Note along with accrued and unpaid interest and Expenses to be immediately due and payable and to exercise all rights and remedies set forth herein, and in the Loan Documents, as well as all rights and remedies otherwise available to Agent at law or in equity, to collect the unpaid indebtedness hereunder and thereunder. This Note is secured by the Collateral described in the Loan Agreement.

     This Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

     Borrower hereby waives presentment for payment, protest, demand, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Agent and/or Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Agent and/or Lender of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Borrower agrees to reimburse Agent for all Expenses, including, without limitation, attorneys' fees, reasonably incurred by Agent to enforce the provisions of this Note, to protect, preserve and defend Agent's or Lender's rights under the Loan Documents, and collect Borrower's Obligations hereunder as described in the Loan Agreement.

     Notwithstanding the entry of any judgment under this Note, the unpaid principal balance under this Note shall continue to bear interest at the applicable rate set forth in the Loan Agreement.


     This Note shall be construed and governed by the laws of the Commonwealth of Pennsylvania, witnout regard to its otherwise applicable principles of conflict of laws. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note. Jury trial is waived by Borrower, Lender and Agent in connection with any controversy or proceeding involving the rights of the parties to this Note, whether sounding in contract, tort or othorwise.


IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.



                                       -------------------------

                                       By:
                                           ---------------------

                                       Attest:
                                               -----------------


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



                                    TERM NOTE
                                    ---------


$                                           Philadelphia, PA
 -------------------
                                                       , 199
                                             ----------     -


FOR VALUE RECEIVED and intending to be legally bound, the undersigned,
("Borrower"), a                 corporation, with a place of business at
                ---------------                                         --------
      , promises to pay, in lawful money of the United States, to the order of
- ------
("Lender"), at the offices of                                     (or at such
                              --------------------
other address as Lender may designate to Borrower as permitted under the Loan
Agreement), the sum of               ($        ) Dollars in
                       -------------    ------              --------------------
    consecutive monthly installments of principal of                 each plus
- ---                                                  ---------------
accrued interest, commencing on the      day of the     month immediately
                                    ----            ---
following the date of this Note and on the day of each month thereafter with a final payment of the entire outstanding principal balance of the Term Loan and all accrued but unpaid interest, fees, costs and expenses due on the day of the month after the date of this Note. The actual amount due and owing from time to time hereunder shall be evidenced by the Agent's records of disbursements and receipts with respect to the Term Loan which shall be conclusive evidence of such amount, absent manifest error.

     This Term Note is one of those Term Notes referred to in the Amended and
Restated Senior Loan and Security Agreement dated                   , among
                                                  -----------------
Borrower,                     ,                     ,* , as Agent ("Agent")
          -------------------  ---------------------
and Lender and the other financial institutions named therein (as may hereafter be supplemented, amended, extended or replaced from time to time, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

Interest shall accrue on the unpaid principal amount outstanding hereunder from
time to time at the per annum rate equal to                  ("Contract Rate").
                                            ----------------
     Interest shall be calculated on the basis of a 365-day year but computed for the actual number of days elapsed. After the occurrence of an Event of Default (as defined in the Loan Agreement), such rate shall be increased to the per annum rate equal to 2% in excess of the Contract Rate. In no event shall the amount of interest paid or agreed to be paid to Lender hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In such event, the


* Confidential Treatment Requested
interest rate shall automatically be reduced to the maximum rate permitted by such law and Lender (or Agent on Lender's behalf) may set off any excess received against other Obligations which are then due, any additional amounts shall be refunded to Borrower.

     This Term Note ("Note") shall evidence Borrower's unconditional obligations to repay the outstanding balance hereof, with interest hereon and Expenses in connection herewith. If Borrower fails to make any payment required hereunder or if an Event of Default occurs under the Loan Agreement, Agent shall thereupon have the option at any time and from time to time, and the Super Majority Lenders may, pursuant to the terms of the Loan Agreement, direct Agent, to declare the unpaid principal balance of this Note along with accrued and unpaid interest and Expenses to be immediately due and payable and to exercise all rights and remedies set forth herein, and in the other Loan Documents, as well as all rights and remedies otherwise available to Agent at law or in equity, to collect the unpaid indebtedness hereunder and thereunder. This Note is secured by the Collateral described in the Loan Agreement.

This Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

Borrower hereby waives presentment for payment, protest, demand, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Agent and/or Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Agent and/or Lender of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Borrower agrees to reimburse Agent for all Expenses, including, without limitation, attorneys' fees, reasonably incurred by Agent to enforce the provisions of this Note, to protect, preserve and defend Agent's or Lender's rights under the Loan Documents, and collect Borrower's Obligations hereunder as described in the Loan Agreement.

     Notwithstanding the entry of any judgment under this Note, the unpaid principal balance under this Note shall continue to bear interest at the applicable rate set forth in the Loan Agreement.

     This Note shall be construed and governed by the laws of the Commonwealth of Pennsylvania, without regard to its otherwise applicable principles of conflict of laws. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note. Jury trial is waived by Borrower, Lender and Agent in connectdon with any controversy or proceeding involv~ng the rights of the parties to this Hote, whether sounding in contract, tort or otherwise. ~


IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.


                                       Borrower:


                                       ------------------------

                                       By:
                                           --------------------

                                       Attest:
                                               ----------------